GT BIOPHARMA

Target Directed NK Cell Immunotherapy

NASDAQ: GTBP

20 September 2021

Non-Confidential

FORWARD LOOKING STATEMENT

This presentation includes statements that are, or may be deemed, "forward-looking statements." In some cases, you can identify forward-looking statements by terminology including "anticipates," "believes," "can," "continue," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "should," "will," "would" or the negative thereof, other variations thereon or other comparable terminology. We operate in a very competitive and rapidly-changing environment and new risks emerge from time to time. As a result, it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You are cautioned not to place undue reliance upon such forward looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. We direct you to our Annual Report on Form 10-K for the year ended December 31, 2020, our subsequent current reports on Form 8-K, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, and our other filings with the Securities and Exchange Commission. Any forward-looking statement included in this presentation speaks only as of the date hereof. Except as required by law, we do not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or any other reason after the date of this presentation. For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

This presentation is made pursuant to Rule 163B under the Securities Act of 1933, as amended, and is intended solely for investors that are either qualified institutional buyers or institutions that are accredited investors (as such terms are defined under Securities and Exchange Commission rules) solely for the purpose of determining whether such investors might have an interest in a securities offering contemplated by us. Any such offering of securities will only be made by means of a registration statement (including a prospectus) filed with the Securities and Exchange Commission, after such registration statement becomes effective. No such registration statement has become effective as of the date of this presentation. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. In the event we conduct an offering, before you invest, you should read the prospectus in the registration statement and other documents we file with the Securities and Exchange Commission for more complete information about us and the offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at http://www.sec.gov.

GT BioPharma Recent Major Milestones

March 2019
Management Restructuring
Anthony Cataldo named CEO

October 2019
HIV TriKE® data demonstrates NK cell Killing

February 2020
GTB-3550 First Patient Dosed in Phase 1/2 trial in AML and MDS

October 2020
Results of B7H3 Targets Multiple Cancers

February 2021
NASDAQ Listing
Raise $23.7 MM Public Offering

June 2021
GTB Added to RUSSELL 2000

July 2021
$16 MM Warrant Exercise Proceeds

September 2021
IND Enabling Studies – GTB-3650 Second Generation TriKE®

COMPANY FOCUS – HARNESSING NATURAL KILLER CELLS TO FIGHT CANCER



Source: Levy R. Paths of Progress 2019, Natural Killer Cells: How the immune system's first wave of defense may play a newfound role in cancer care; accessed: 6 September 2021
https://www.dana-farber.org/newsroom/publications/paths-of-progress-2019/natural-killer-cells/

- Restore patient's exhausted/inhibited endogenous NK cell population to again recognize and kill cancer cells.
- Natural Killer (NK) cells are cytotoxic lymphocytes of the innate immune system.
- NK cells are analogous to cytotoxic T-cells of the adaptive immune system.
- NK cells are early responders that recognizes and kills stressed cells in the absence of antibodies.
- Minimize toxicities such as cytokine release syndrome (CRS) resulting from hyperactivation of T-cells.
- TriKE® is an immune oncology protein therapeutic which activates NK cells, and directs them to specific cancer cell targets. TriKE® is not a cell therapy.

What is a TriKE® Therapeutic?


NK Cell
CD16
Anti-CD16
IL-15
Cancer Cell Binder
Cancer Cell Target
Cancer Cells

Key Therapeutic Features:

- Target-directed ADCC killing.
- Integrated cytokine support within the tumor micro-environment (TME).
- Simultaneous NK cell ADCC activation, proliferation and persistence.
- First-in-Class modular immune oncology protein therapeutic platform technology.

* Persistence means the ability of an NK cell population to exist at activated levels in the body for periods of several weeks, with each activated NK cell able to mediate the serial killing of multiple cancer cells.

TriKE® Product Candidate Pipeline

TriKE® Product Candidates	Approach	Indication	Stage					Status
			Pre-Clinical	GMP Manufacturing	Phase 1	Phase 2	Phase 3	
GTB-3550	Monotherapy	Leukemia – AML, MDS						Phase 1
GTB-3650 2nd Generation Camelid	Monotherapy	Leukemia – AML, MDS, MRD						Pre-IND
	Combination with Chemotherapy	Leukemia – AML, MDS, MRD						Pre-IND
GTB-4550 Camelid	Monotherapy & Combination	PD-L1 / Solid Tumor						Pre-IND
GTB-5550 Camelid	Monotherapy & Combination	B7H3 / Solid Tumor						Pre-IND
GTB-6550 Camelid	Monotherapy & Combination	HER2 / Breast and Gastric						Pre-IND
Undisclosed Candidates	Monotherapy & Combination	Solid and Liquid Tumors Infectious Disease						Pre-IND

TriKE® Directed NK Cell Serial Killing of AML Cancer Cells



Enhanced Serial Killing of Cancer cells (green) by TriKE directed NK cell (blue).

Source: Sarhan D et al. Blood Adv 2018 Jun 26; 2(12): 1459–1469

- Integrated CD16 and IL-15 in TriKE drives:
  - NK cell ADCC activation for enhanced serial killing of cancer cells
  - NK cell proliferation
  - NK cell persistence
- TriKE minimizes toxicities such as cytokine release syndrome (CRS) resulting from hyperactivation of T-cells.
- TriKE therapeutics can be used to treat solid tumors and hematological cancers.
- TriKE is an immune oncology protein therapeutic – not a cell therapy.

GTB-3550 TriKE® Product Candidate


AML Cancer Cells

Source: Pr. J Bernard/CNRI/Science Source

- First-in-Class immune oncology therapy.
- Target-directed NK cell ADCC killing of CD33+ hematological cancers.
- Incorporates IL-15 within therapeutic for enhanced NK cell proliferation and persistence.
- Currently being evaluated in a First-in-Human Phase 1 clinical trial.

TRIKE® GTB-3550 PHASE 1 STUDY DESIGN



Phase 1
Safety and Dose Finding*
Screening / enrollment:
≥ 50% CD33+ target cells with no SOC treatment options
- R/R AML
- HR MSD
- Advanced Systemic Mastocytosis
• (≤ 2 prior lines)
Dose Level 1
5 µg/kg/day (n=2)
Dose Level 2:
10 µg/kg/day (n=2)
Dose Level 3:
25 µg/kg/day (n=2)
Dose Level 4:
50 µg/kg/day (n=2)
Dose Level 5:
100 µg/kg/day (n=2)
Dose Level 6:
150 µg/kg/day (n=2)
Safety Expansion
150 µg/kg/day
(n=6)
Disease Re-assessment Day 28 – 42

*Dose level that most closely corresponds to a dose limiting toxicity rate of 20%. Subjectss will receive GTB-3550 at the assigned dose for three consecutive weekly 96-hour continuous infusions separated by a 72-hour rest.



Block 1
3-day rest
Block 2
3-day rest
Block 3
Disease
96-hour infusion
96 hour infusion
96-hour infusion
Study Day
Screening
1
5
8
12
15
19
28 – 42
Cycle 1 (28 days)

Phase 1 (safety and dose finding)
- Six dose levels*
- Escalation based on continual reassessment method; Cohorts of 2 subjects
- Day 28 (end of DLT assessment period)

Phase 1 Safety Expansion
- **Primary Endpoints**: Determine safety and maximum tolerated dose, RP2D and schedule
- **Secondary Endpoints**: Estimate OS at 6 months
- **Exploratory Endpoints**: Number, activation status, and function of NK cells, T-cells, T-regs, and MDSC pre and post therapy (CD16 and CD62L)

GTB-3550 First in Human Clinical Trial Interim Results

Subject	Dose level (µg/kg/d)	Disease and Prior Treatment History	Disease Characteristics Before GTB-3550 Therapy	Disease Characteristics After GTB-3550 Therapy	Response Post Cycle 1
1	5	r/r AML. Triple Hit Lymphoma - 6 therapies: 1. R-EPOCHx6, 2. RICE x3, 3. XRT to abdominal lymphadenopathy, 4. NAM-NK Clinical Trial, 5. CAR-T, 6. andi-CD20 and Anti-CD3 monoclonal antibody clinical trial	Cellularity: 10% Blast: 5 – 10%	Cellularity: 10 – 30% Blast: 10%	Stable AML with improved platelet transfusion needs
2	5	r/r AML. AML- 3 therapies before TriKE: 1. Vyxeos + Midostaurin 2. FLAG-IDA + midostaurin 3. Decitabine + Gilteritinib	Cellularity: 70 – 80% Blast: 7%	Cellularity: 90 – 95% Blast: 94%	Progression
3	10	r/r AML. AML- 3 therapies before TriKE: 1. Azacitidine, 2. Enasidenib, 3. Hydrea	Cellularity: 100% Blast: 85%	Cellularity: 100% Blast: 92%	Stable AML
4	10	t-MDS. Multiple Myeloma - 5 therapies: 1. CyBorD, 2. Bortezomib, 3. Dexamethasone + lenalidomide + idazomib, 4. Daratumumab + Pomalidomide + Dexamethasone, 5. Dara maintenance	Cellularity: 5% Blast: 5.5%	Cellularity: 5% Blast: 20%	Stable MDS
5	25	Secondary AML, progressed from MDS.	Cellularity: 10 – 15% Blast: 18%	Cellularity: 20% Blast: 12%	Blast count reduction, improved platelet needs
6	25	r/r AML. 2 therapies before TriKE: 1. 7+3 with CR1 then relapse, 2. Azacitidine + Venetoclax	Cellularity: 10 – 20% Blast: 29%	Cellularity: 10 – 20% Blast: 35%	Mild blast increase
7	50	HR MDS. MDS - 3 therapies: 1. Decitabine, 2. Luspatercept, 3. Decitabine 10 day	Cellularity: 70 – 80% Blast: 12%	Cellularity: 60% Blast: 4.6%	Partial remission
8	50	HR MDS. MDS - 3 therapies before TriKE1. Azacitidine, 2. NMA DUCBT, CR1 for 7 years before relapse 3. Azacitidine – CR2 then relapse	Cellularity: 20% Blast: 12%	Cellularity: 30% Blast: 19%	Mild blast increase
9	100	High Grade MDS- 1. Azacitidine. 2. Decitabine, 3. 7+3, 4. Allo transplant with CR then relapse and progression to AML then no response to Decitabine + Venetoclax	Cellularity: 20% Blast: 22%	Cellularity: 10 – 20% Blast: 8%	Partial remission
10	100	r/r AML. Breast Cancer: 4 therapies: 1. Masectomy/LN dissection, 2. XRT, 3. Adriamycin/Cyclophosphamide, 4. Taxol.	Cellularity: 10% Blast: 17%	Cellularity: 40% Blast: 31%	Stable AML
11	150	DLBCL - 3 therapies 1. R-DA-EPOCH, 2. Auto Transplant, 3. ADAM-17+Rituximab, Therapy-related MDS: 2 therapies: 1. Azacitidine, 2. Allo transplant – CR, Relapse/transformed to AML (bi-phenotypic) - 1 therapy before TriKE: 1. Venetoclax + Decitabine x 2 cycles	Cellularity: 25% Blast: 80%	Cellularity: 80% Blast: 73%	Blast reduction by FLOW
12	150	r/r AML - 2 therapies: 1. FLAG-IDA + venetoclax, 2. Decitabine	Cellularity: 30 – 40% Blast: 36%	Cellularity: 60 % Blast: 64%	Disease Progression

- **Patient 5: 33% reduction in blast count**
- **Patient 7: 61.7% reduction in blast count**
- **Patient 9: 63.6% reduction in blast count**
- **Patient 11: 50% reduction in CD33+ blast count**

GTB-3550 TRIKE® IS SAFE AND WELL TOLERATED

Panel A: Dose Equivalent of GTB-3550 and Systemic Maximum Therapeutic Dose of IL-15

PER MOLE BASIS	
Dose of GTB-3550 (µg/kg)	Fold Higher than MTD rhIL-15
5	0.54
10	1.08
25	2.69
50	5.38
100	10.75
150	16.13

Panel B: Systolic Blood Pressure



220
200
180
160
140
120
100
80
60
5
10
25
50
100
150
Level

Panel C: O2 Saturation



102
100
98
96
94
92
90
88
5
10
25
50
100
150
Level

Panel D: Body Temperature



104
103
102
101
100
99
98
97
96
5
10
25
50
100
150
Level

Source: Data on File, GT Biopharma, Inc.; Data cut: OnCore DB 26 July 21

GTB-3550 TRIKE® ACTIVATES ENDOGENOUS NK CELLS IN THE PERIPHERY, EGRESS INTO TISSUES



Panel A: Increase in NK cell activation upon administration of GTB-3550.
%CD69+ NK
100
50
0
pre
day 3
day 8
day 10
day 15
day 17
day 22
5 ug/kg
10 ug/kg
25 ug/kg
50 ug/kg
100 ug/kg
150 ug/kg
Panel B: Increase in absolute number of NK cells during treatment.
Absolute NK count (x10^9/ul)
12000
10000
8000
6000
4000
2000
1500
1000
500
0
pre
day 3
day 8
day 10
day 15
day 17
day 22
5 ug/kg
10 ug/kg
25 ug/kg
50 ug/kg
100 ug/kg
150 ug/kg

Source: Data on File, GT Biopharma, Inc.

GTB-3550 TriKE® Demonstrates Dose Dependent & Sustained Proliferation of Endogenous NK Cells


Proliferating Cells
Day 8
Proliferating Cells
Day 15
Proliferating Cells
Day 22
KI67+
NK
CD8
CD4
5 ug/kg
10 ug/kg
25 ug/kg
50 ug/kg
100 ug/kg
150 ug/kg

Source: Data on File, GT Biopharma, Inc.

GTB-3550 TRIKE® CLINICAL TRIAL IMMUNE MONITORING RESULTS

No Loss of CD16 During GTB-3550 Therapy



Pre-Tx
Day 8
Day 15
Day 22
Day 29
CD56
CD16
Separates CD56bright and CD56dim
GTB-3550 Therapy Ends Day 19

Data from Patient #7 treated with 50 µg/kg/day

Source: Data on File, GT Biopharma, Inc.

GTB-3550 TRIKE® FIRST-IN-HUMAN CLINICAL TRIAL INTERIM RESULTS

- GTB-3550 TriKE induces reproducible NK cell proliferation in all patients at all dose levels evaluated with no clinically significant toxicity. No CRS resulting from hyperactivation of patient's T-cell population at doses 5 – 100 µg/kg/day. Grade 1 CRS observed in 150 µg/kg/day in one subject enrolled.

- Clinical responses to date demonstrate strong NK cell activation, persistence, proliferation and targeted cancer cell killing.

- GTB-3550 significantly reduced bone marrow blast levels 33.3%, 61.7%, 63.6%, and 50% (CD33+) in Patient 5 (25 µg/kg/day), Patient 7 (50 µg/kg/day), Patient 9 (100 µg/kg/day), and Patient 11 (150 µg/kg/day), respectively.

- No loss in CD16 expression on patient's NK cells.

CAMELID ANTIBODIES – SECOND GENERATION TRIKE®

- Camelid antibodies are antibodies from the Camelidae family of mammals that include llamas, camels, and alpacas.
- Camelid antibody is made up of only 2 heavy chains. This is known as heavy chain IgG (hcIgG). While these antibodies do not contain the CH1 region, they retain an antigen binding domain called the V_HH region.
- V_HH antibodies, also known as single domain antibodies or Nanobodies®, contain only the V_HH region from the camelid antibody.

- Therapeutic and Commercial Advantages of Second Generation (GTB-3650, others) as Compared to First Generation (GTB-3550)
  - Improved potency and enhanced binding affinity
  - Commercial manufacturing capabilities through Cytovance
  - Proprietary molecule wholly owned by GT Biopharma
  - Similar preclinical safety profile



Light Chain
Heavy Chain
VH
CH1
VL
CL
CH2
CH3
Human IgG Immunoglobulin
~150 kDa
V$_H$H
CH2
CH3
Llama Immunoglobulin
~80 kDa
V$_H$H
VHH single
domain antibody
~15 kDa

Source: https://www.rndsystems.com/products/llamabody-camelid-antibodies



SECOND GENERATION TRIKE® (CAMELID) IMPROVES NK FUNCTION

CD 33+ HL60 Targets



%CD107a+ NK Cells
80
60
40
20
0
scFv16-m 15-33 (GTB-3550)
cam 16-wt15-33 (GTB-3650)
0.01
0.1
1
10
100
Concentration (nM)
%IFNg+ NK Cells
30
20
10
0
scFv16-m 15-33 (GTB-3550)
cam 16-wt15-33 (GTB-3650)
0.01
0.1
1
10
100
Concentration (nM)

Source: Modified, Felices M et al. Cancer Immunol Res 2020 Sep; 8(9): 1139 – 1149

SECOND GENERATION TRIKE® (CAMELID) SUPERIOR IN-VIVO



NT, scFv16-m15-33, or cam16-wt15-33 (IP)
275 cGy
NSG
-3
0
7
14
21
IV HL-60luc 0.75x10⁶
IV NK Cells 1x10⁶
BLI (tumor load)
Harvest (NK cell numbers)



Radiance (p/s)
***
**
*
~130-fold change
~12-fold change
Tumor Only
scFv16-m15-33-90 µg
cam16-wt15-33-90 µg
scFv16-m15-33-30 µg
cam16-wt15-33-30 µg
scFv16-m15-33-10 µg
cam16-wt15-33-10 µg

Source: Felices M et al. Cancer Immunol Res 2020 Sep; 8(9): 1139 – 1149

PIPELINE TRIKE® B7H3: PAN CANCER SOLID TUMOR TARGETING


MA148
%CD107a+ NK Cells
80
60
40
20
0
***
**
***
**
NT-normal
IL15-normal
cam1615B7H3-normal
NT-patient
IL15-patient
cam1615B7H3-patient

Day 21 After MA-148 Tumor Implant


Tumor
NK +
IL15
NK +
TriKE® B7H3

Dosing: 5x/week (MTWThF)
Schedule: 3 weeks

Significant killing of MA148 Ovarian Cancer by TriKE® B7H3

Source: Vallera DA et al. Cancer 2020 Sep 18;12(9):2659

TRIKE® MAKES NK CELL THERAPIES MORE EFFECTIVE

Clear Competitive Advantage in Solid Tumor Cancers



PC3 48hrs cultures
Targets
Targets + iNK +IL15
Targets + iNK + B7H3TriKE



PC-3 Prostrate Cancer Cells
PC-3 Cells
iPSC NK Cells
iPSC NK Cells + IL-15
iPSC NK Cells + B7H3 TriKE™
24hrs
48hrs
72hrs

J Immunother Cancer (2020) Vol. 8 (Suppl 3), Abstract 470, pg. A287. Presented at Society of Immunotherapy Cancer (SITC), November 2020.

[1]Jeffrey Miller, [1]Nicholas Zorko, [1]Behiye Kodal, [1]Zachary Davis, [1]Alexander Lenvik, [1]Todd Lenvik, 1Joshua Walker, [1]Daniel Vallera, [2]Svetlana Gaidarova, [2]Alejandro Garcia, [2]Tom Lee, [2]Ryan Bjordahl, [2]Bahram Valamehr, [1]Frank Cichocki, [1]Martin Felices. [1]University of Minnesota, Minneapolis, MN, USA; [2]Fate Therapeutics, Inc., San Diego, CA, USA

MULTI-LAYERED PATENT STRATEGY


TriKE® Method
of Use Patent Claims
TriKE® Composition
of Matter Claims
Trike® Platform Patent
Claims

TriKE® Method of Use Patent Claims

- Methods of use claims highlighting coverage for oncology and infectious disease therapeutic applications.

TriKE® Composition of Matter Patent Claims

- Composition of matter claims covering DNA and amino acid sequences for all TriKE™ therapeutic product opportunities.

TriKE® Platform Patent Claims

- Claims focused on simultaneously engaging and activating NK cells using a single therapeutic construct incorporating IL-15 to minimize toxicity and the need for co-administration of IL-15.
- Claims focused on target-directed NK cell killing and IL-15 trafficking to TME.

Two New Patents Issued (24 August 2021) Covering TriKE® Platform

1. Patent No. 11,098,100 – broad coverage for CD16, IL-15, and any targeting domain
2. Patent No. 11,098,101 – broad coverage for any HIV target antigen

COMPETITION

TriKE® Competitive Advantages

- The anti-CD16 component of the TriKE binds FcRγIII at high affinity compared to ADCC mediated strategies that bind at low affinity.
- CD16 +/- other receptor engagement does not result in proliferation of T-cells contributing to CRS.
- IL-15 provides NK cell specific proliferation with less bystander activity and has a greater safety profile than cytokine therapy.
- TriKE can be targeted to heme malignancies, solid tumors and infectious diseases.
- Overall therapeutic regimen costs the same as today's antibody therapies.

innate pharma · affimed · Dragonfly Therapeutics

NK cell engager/antibody therapeutic strategies designed to engage CD16, NKG2D, or NKp30, but none of them co-stimulate CD16 and IL-15 simultaneously.

Fate Therapeutics · celularity · nkarta Therapeutics

NK cell therapy. Significantly more expensive.

EXPERIENCED MANAGEMENT TEAM

PROVEN RECORD IN BIOTECH, PHARMA, PRODUCT DEVELOPMENT, FINANCING



Anthony Cataldo
Chairman and Chief Executive Officer

IOVANCE CALYPTE



Gregory Berk, MD
President R&D and Chief Medical Officer

celularity Verastem intellikine SIDERIS Abraxis



Michael Handelman, CPA
Chief Financial Officer

IOVANCE OXIS



Jeffrey Miller, MD
Chief Scientific Officer, Consultant

University of Minnesota
Driven to Discover



Gavin Choy, PharmD, MBA
Chief, Clinical Development Officer

CrystalGenomics apollomics astex GILEAD



Stacy Herb, MPH, MBA
SVP, Portfolio Management

celularity Celgene

GT BIOPHARMA

Target Directed NK Cell Immunotherapy

NASDAQ: GTBP

20 September 2021